Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets

The changes in the carrying amount of goodwill for the years ended December 31, 2014 and 2013 are as follows:

(In millions)	Generics Segment	Specialty Segment	Total
Balance at December 31, 2012:
Goodwill	$3,194.1	$706.5	$3,900.6
Accumulated impairment losses	—	(385.0)	(385.0)
	3,194.1	321.5	3,515.6
Acquisitions	956.4	—	956.4
Transfers (1)	(27.6)	27.6	—
Foreign currency translation	(131.5)	—	(131.5)
	3,991.4	349.1	4,340.5
Balance at December 31, 2013:
Goodwill	3,991.4	734.1	4,725.5
Accumulated impairment losses	—	(385.0)	(385.0)
	3,991.4	349.1	4,340.5
Acquisitions	13.3	—	13.3
Divestment	(10.5)	—	(10.5)
Foreign currency translation	(294.0)	—	(294.0)
	3,700.2	349.1	4,049.3
Balance at December 31, 2014:
Goodwill	3,700.2	734.1	4,434.3
Accumulated impairment losses	—	(385.0)	(385.0)
	$3,700.2	$349.1	$4,049.3
____________

(1)
As a result of the January 1, 2013 reorganization of certain components between the Generics and Specialty segments, the Company was required to reassign a portion of the carrying amount of goodwill to the Specialty segment.

Intangible assets consist of the following components at December 31, 2014 and 2013:

(In millions)	Weighted Average Life (Years)	Original Cost	Accumulated Amortization	Net Book Value
December 31, 2014
Amortized intangible assets:
Patents and technologies	20	$116.6	$99.2	$17.4
Product rights and licenses	10	3,617.0	2,127.8	1,489.2
Other (1)	8	162.2	70.6	91.6
		3,895.8	2,297.6	1,598.2
In-process research and development		748.9	—	748.9
		$4,644.7	$2,297.6	$2,347.1
December 31, 2013
Amortized intangible assets:
Patents and technologies	20	$116.6	$93.8	$22.8
Product rights and licenses	10	3,559.5	2,018.1	1,541.4
Other (1)	8	174.0	59.4	114.6
		3,850.1	2,171.3	1,678.8
In-process research and development		839.1	—	839.1
		$4,689.2	$2,171.3	$2,517.9
____________

(1)	Other intangibles consist principally of customer lists and contracts.

Product rights and licenses are primarily comprised of the products marketed at the time of acquisition. These product rights and licenses relate to numerous individual products, the net book value of which, by therapeutic category, is as follows:

(In millions)	December 31, 2014	December 31, 2013
Allergy	$82.5	$95.9
Anti-infectives	152.8	194.2
Antineoplastic	123.7	147.4
Cardiovascular	175.0	235.8
Central Nervous System	199.5	211.2
Dermatological	65.9	79.6
Endocrine and Metabolic	54.8	72.4
Gastrointestinal	67.6	95.2
Hematological Agents	294.5	14.9
Respiratory System	78.3	147.4
Other (1)	194.6	247.4
	$1,489.2	$1,541.4
____________

(1)	Other consists of numerous therapeutic classes, none of which individually exceeds 5% of total product rights and licenses.

Amortization expense, which is classified primarily within cost of sales in the Consolidated Statements of Operations, for the years ended December 31, 2014, 2013 and 2012 was $393.8 million, $363.7 million and $386.4 million, respectively. Amortization expense for the years ended December 31, 2014, 2013 and 2012 includes intangible asset impairment charges of $27.7 million, $18.0 million and $41.6 million, respectively. Excluding the impact of the Transaction, amortization expense is expected to be approximately $363 million, $281 million, $239 million, $195 million and $132 million for the years ended December 31, 2015 through 2019, respectively.

Indefinite-lived intangibles, such as the Company’s IPR&D assets, are tested at least annually for impairment, but they may be tested whenever certain impairment indicators are present. Impairment is determined to exist when the fair value is less than the carrying value of the assets being tested.

The Company performed its annual impairment review of certain IPR&D assets during the third quarter of 2014. This review of IPR&D assets principally relates to assets acquired as part of the Agila acquisition in December 2013, the respiratory delivery platform acquisition in December 2011 and the Bioniche Pharma acquisition in September 2010. During the year ended December 31, 2014, the Company recorded $17.7 million of impairment charges related to the Agila IPR&D assets, which was recorded as a component of amortization expense. For the year ended December 31, 2013, the Company recorded $18.0 million of impairment charges related to the Bioniche Pharma IPR&D assets, which was recorded as a component of amortization expense. These impairment charges resulted from the Company’s estimate of the fair value of these assets, which was based upon updated forecasts and commercial development plans, compared with the assigned fair values at the acquisition date. The fair value was determined based upon detailed valuations employing the income approach which utilized Level 3 inputs, as defined in Note 6. The fair value of IPR&D was calculated as the present value of the estimated future net cash flows using a market rate of return. The assumptions inherent in the estimated future cash flows include, among other things, the impact of changes to the development programs, the projected development and regulatory time frames and the current competitive environment. Discount rates ranging between 10% and 12% were utilized in the valuations performed during the third quarter of 2014. A discount rate of approximately 10% was utilized in each valuation during the third quarter of 2013. Changes to any of the Company’s assumptions may result in a further reduction to the estimated fair value of the IPR&D asset. During the years ended December 31, 2014 and 2013, approximately $60.3 million and $6.5 million, respectively, was reclassified from acquired IPR&D to product rights and licenses.

In addition, the Company monitors long-lived intangible assets for potential triggering events or changes in circumstances that would indicate that the carrying amount of the asset may not be recoverable. During the year ended December 31, 2014, the Company recorded impairment charges of approximately $10.0 million related to product rights and licenses, which was recorded as a component of amortization expense.

Also during the year ended December 31, 2014, the Company made cash payments of approximately $383 million for products rights and licenses, of which approximately $120 million related to the Company’s purchase of certain commercialization rights in the U.S. and other countries related to the Agila acquisition and approximately $263 million related to the Company’s purchase of the U.S. commercialization, marketing and intellectual property rights of Arixtra and the authorized generic rights of Arixtra.